                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                              /s/ C. A. Corry
                                             -----------------------------------
                                             C. A. Corry, Director



                                             Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ W. K. Hall
                                              ----------------------------------
                                              W. K. Hall, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ R. K. Jaedicke
                                              ----------------------------------
                                              R. K. Jaedicke, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ P. X. Kelley
                                              ----------------------------------
                                              P. X. Kelley, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                              /s/ R. D. Kunisch
                                             ----------------------------------
                                             R. D. Kunisch, Director



                                             Dated:       March 26, 1997
                                                   -----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ D. E. McGarry
                                              ----------------------------------
                                              D. E. McGarry, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                              /s/ J. M. Osterhoff
                                             -----------------------------------
                                             J. M. Osterhoff, Director



                                             Dated:       March 26, 1997
                                                   -----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ P. J. Phoenix
                                              ----------------------------------
                                              P. J. Phoenix, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints W. R. Phillips and E. R. Dye, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8 in connection with the GenCorp Inc. 1997 Stock Option Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1997.





                                               /s/ R. B. Pipes
                                              ----------------------------------
                                              R. B. Pipes, Director



                                              Dated:       March 26, 1997
                                                    ----------------------------